                                                                 EXHIBIT 10.12.1

                   INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

                             BANK OF AMERICA, N.A.

                                                                    MAY 27, 2005

Renal Care Group, Inc.
2100 West End Avenue, Suite 800
Nashville, Tennessee 37203

Re: Incremental Term Loan Commitment

Ladies and Gentlemen:

      Reference is hereby made to the Credit Agreement, dated as of February 10, 2004 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among Renal Care Group, Inc. (the "Borrower" or "you"), the Guarantors from time to time party thereto, the financial institutions, as lenders (the "Lenders") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

      Each Lender party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 2,01(d) thereof and other restrictions, if any, set forth in Annex I attached hereto.

      Each Lender party to this Agreement acknowledges and agrees that the Incremental Term Loan Commitment provided pursuant to this Agreement shall constitute an Incremental Term Loan Commitment of such Lender under, and as defined in, the Credit Agreement. The Borrower and each Lender party to this Agreement further agrees that, with respect to the Incremental Term Loan Commitment provided by it pursuant to this Agreement, (a) such Lender shall receive a fee as set forth opposite its name on Annex I hereto, (b) the Applicable Rate with respect to the Incremental Term Loans of such Lender shall be as set forth on Annex I hereto and (c) the scheduled principal payments with respect to such Incremental Term Loans shall be as set forth on Annex I hereto subject to restrictions set forth in Section 2.0l(d) of the Credit Agreement.

      The Borrower and each Lender party to this Agreement further agrees that with respect to each Incremental Term Loan Commitment provided pursuant to this Agreement, (a) the maturity date of the applicable Incremental Term Loans shall be as set forth on Annex I hereto subject to restrictions set forth in Section 2.01(d) of the Credit Agreement and (b) the applicable Incremental Term Loans shall be subject to the prepayment provisions contained in Section 2.05 of the Credit Agreement.

      Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement,
(iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Loan Documents. Upon the execution of a counterpart of this Agreement by the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by fax) hereof and the payment of any fees (including, without limitation, the fees payable pursuant to the immediately preceding paragraph) required in connection herewith, each Lender party hereto shall become a Lender pursuant to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.

      You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on May 27, 2005. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitment set forth in this Agreement shall be deemed canceled.

      After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, the provisions of the Incremental Term Loan Commitment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.01 of the Credit Agreement.

              [the remainder of this page intentionally left blank]

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NORTH CAROLINA.

                                        Very truly yours,

                                        BANK OF AMERICA, N.A.

                                        By /s/ B. Kenneth Burton
                                           --------------------------
                                        Name: B. Kenneth Burton, Jr.
                                        Title Vice President

Agreed and Accepted
this 27th day of May, 2005:

RENAL CARE GROUP, INC.

By: /s/ Douglas B. Chappell
    --------------------------------------
Name: Douglas B. Chappell
Title: Senior Vice President and Secretary

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Angela Lau
    ---------------------------
Name: Angela Lau
Title: Assistant Vice President

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

ACKNOWELDGED AND AGREED:     RENAL CARE GROUP EAST, INC.,
                                  a Pennsylvania corporation
                             RENAL CARE GROUP MICHIGAN, INC.,
                                  a Delaware corporation
                             MICHIGAN HOME DIALYSIS CENTER, INC.,
                                  a Michigan corporation
                             RENAL CARE GROUP OF THE MIDWEST, INC.,
                                  a Kansas corporation
                             FOUR STATE REGIONAL DIALYSIS CENTER, INC.,
                                  a Missouri corporation
                             FORT SCOTT REGIONAL DIALYSIS CENTER, INC.,
                                  a Missouri corporation
                             MIAMI REGIONAL DIALYSIS CENTER, INC.,
                                  a Missouri corporation
                             RCG MISSISSIPPI, INC.,
                                  a Delaware corporation
                             RENAL CARE GROUP OF THE SOUTHEAST, INC.,
                                  a Florida corporation
                             NORTHEAST ALABAMA KIDNEY CLINIC, INC.,
                                  an Alabama corporation
                             RENAL CARE GROUP TEXAS, INC.,
                                  a Texas corporation
                             DIALYSIS MANAGEMENT CORPORATION,
                                  a Texas corporation
                             RCG PA MERGER CORP.,
                                  a Texas corporation
                             STAT DIALYSIS CORPORATION,
                                  a Delaware corporation
                             ANGLETON DIALYSIS, INC.,
                                  a Texas corporation
                             BRAZORIA KIDNEY CENTER, INC.,
                                  a Texas corporation
                             FONDREN DIALYSIS CLINIC, INC.,
                                  a Texas corporation
                             WHARTON DIALYSIS, INC.,
                                  a Texas corporation
                             JEFFERSON COUNTY DIALYSIS, INC.,
                                  an Arkansas corporation
                             KDCO, INC.,
                                  a Missouri corporation
                             LAWTON DIALYSIS, INC.,
                                  an Arkansas corporation

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

                             LITTLE ROCK DIALYSIS, INC.,
                                  an Arkansas corporation
                             NORTHWEST DIALYSIS, INC.,
                                  an Arkansas corporation
                             RENALAB, INC.,
                                  a Delaware corporation
                             RCG FINANCE, INC.,
                                  a Delaware corporation
                             RENALPARTNERS, INC.,
                                  a Delaware corporation
                             RENALNET, INC.,
                                  a Delaware corporation
                             WOUND CARE GROUP, INC.,
                                  a Delaware corporation
                             DIABETES CARE GROUP, INC.,
                                  a Delaware corporation
                             RENAL CARE GROUP ARIZONA, INC.,
                                  an Arizona corporation
                             RENAL CARE GROUP NORTHWEST, INC.,
                                  a Delaware corporation
                             RENALNET, ARIZONA, INC.,
                                  an Arizona corporation
                             RCG UNIVERSITY DIVISION, INC.,
                                  a Tennessee corporation
                             R.C.G. SUPPLY COMPANY,
                                  a Tennessee corporation
                             RENAL CARE GROUP ALASKA, INC.,
                                  an Alaska corporation
                             RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.,
                                  a Delaware corporation
                             DIALYSIS CENTERS OF AMERICA-ILLINOIS, INC.,
                                  an Illinois corporation
                             SSKG, INC.,
                                  an Illinois corporation
                             RENAL CARE GROUP OHIO, INC.,
                                  a Delaware corporation
                             PHYSICIANS DIALYSIS COMPANY, INC.,
                                  a Pennsylvania corporation
                             KENTUCKY RENAL CARE GROUP, LLC,
                                  a Delaware limited liability company

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

                             NNA OF ALABAMA, INC.,
                                  an Alabama corporation
                             NNA OF GEORGIA, INC.,
                                  a Delaware corporation
                             RENEX CORP.,
                                  a Florida corporation
                             RENEX DIALYSIS CLINIC OF TAMPA, INC.,
                                  a Florida corporation
                             RENEX MANAGEMENT SERVICES, INC.,
                                  a Florida corporation
                             DIALYSIS SERVICES OF ATLANTA, INC.,
                                  a Georgia corporation
                             RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.,
                                  a Georgia corporation
                             NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
                                  a Kentucky corporation
                             NNA PROPERTIES OF KENTUCKY, INC.,
                                  a Kentucky corporation
                             NNA MANAGEMENT COMPANY OF LOUISIANA, INC.,
                                  a Louisiana corporation
                             RENEX DIALYSIS CLINIC OF AMESBURY, INC.,
                                  a Massachusetts corporation
                             RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.,
                                  a Massachusetts corporation
                             RENEX DIALYSIS FACILITIES, INC.,
                                  a Mississippi corporation
                             RENEX DIALYSIS CLINIC OF BRIDGETON, INC.,
                                  a Missouri corporation
                             RENEX DIALYSIS CLINIC OF CREVE COUER, INC.,
                                  a Missouri corporation
                             RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.,
                                  a Missouri corporation
                             RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.,
                                  a Missouri corporation
                             RENEX DIALYSIS CLINIC OF UNION, INC.,
                                  a Missouri corporation

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

                             RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.,
                                  a Missouri corporation
                             RENEX DIALYSIS CLINIC OF GREATER, ST. LOUIS, INC.,
                                  a Missouri corporation
                             NNA OF NEVADA, INC.,
                                  a Nevada corporation
                             NNA OF OKLAHOMA, INC.,
                                  a Nevada corporation
                             NNA PROPERTIES OF NEW JERSEY, INC.,
                                  a New Jersey corporation
                             RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.,
                                  a New Jersey corporation
                             RENEX DIALYSIS CLINIC OF ORANGE, INC.,
                                  a New Jersey corporation
                             RENEX DIALYSIS CLINIC OF WOODBURY, INC.,
                                  a New Jersey corporation
                             RENEX DIALYSIS CLINIC OF TOLEDO, INC.,
                                  an Ohio corporation
                             RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.,
                                  a Pennsylvania corporation
                             RENEX DIALYSIS CLINIC OF PENN HILLS, INC.,
                                  a Pennsylvania corporation
                             RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.,
                                  a Pennsylvania corporation
                             RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.,
                                  a Pennsylvania corporation
                             RENEX DIALYSIS CLINIC OF SHALER, INC.,
                                  a Pennsylvania corporation
                             NNA OF RHODE ISLAND, INC.,
                                  a Rhode Island corporation
                             NATIONAL NEPHROLOGY ASSOCIATES CREDIT CORPORATION,
                                  a Tennessee corporation
                             NNA PROPERTIES OF TENNESSEE, INC.,
                                  a Tennessee corporation
                             NNA TRANSPORTATION SERVICES CORPORATION,
                                  a Tennessee corporation

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                RENAL CARE GROUP, INC.-MAY 2005

                             RENAL CARE GROUP OF THE SOUTH, INC.,
                                  a Delaware corporation
                             APHERESIS CARE GROUP, INC.,
                                  a Delaware corporation
                             DIALYSIS ASSOCIATES, LLC,
                                  a Tennessee limited liability company
                             DIALYSIS ASSOCIATES MEDICAL SUPPLY, LLC,
                                  a Tennessee limited liability company
                             NNA OF LOUISIANA, LLC,
                                  a Louisiana limited liability company
                             NNA OF OKLAHOMA, LLC,
                                  an Oklahoma limited liability company
                             NNA OF NEWARK, L.L.C.,
                                  a New Jersey limited liability company
                             NNA-SAINT BARNABAS, L.L.C.,
                                  a New Jersey limited liability company
                             NNA-SAINT BARNABAS-LIVINGSTON, L.L.C.,
                                  a New Jersey limited liability company
                             DOYLESTOWN ACUTE RENAL SERVICES, LLC,
                                  a Pennsylvania limited liability company

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                RENAL CARE GROUP, INC.-MAY 2005

                             DIALYSIS LICENSING CORP.,
                                  a Delaware corporation
                             RCGIH, INC.,
                                  a Delaware corporation

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Assistant Secretary

                             RENAL CARE GROUP SOUTHWEST, L.P.,
                             a Delaware limited partnership

                             By: Renal Care Group Arizona, Inc.,
                                 its sole general partner

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                             ARIZONA RENAL INVESTMENTS, LLC,
                             a Delaware limited liability company

                             By: Renal Care Group Arizona, Inc.,
                                 its sole Member

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                             RCG INDIANA, L.L.C.,
                             a Delaware limited liability company

                             By: Renal Care Group, Inc.,
                                 its Manager

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Senior Vice President and Secretary

                             KIDNEY DISEASE CENTERS OF THE OZARKS, L.L.C., a Missouri limited liability company

                             By: Renal Care Group, Inc.,
                                 its sole Member

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Senior Vice President and Secretary

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                RENAL CARE GROUP, INC.-MAY 2005

                             STUTTGART DIALYSIS, LLC,
                             an Arkansas limited liability company

                             By: Renal Care Group, Inc.,
                                 its sole Member

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Senior Vice President and Secretary

                             RCG WEST HEALTH SUPPLY, L.C.,
                             an Arizona limited liability company

                             By: Renal Care Group, Inc.,
                                 its Manager

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Senior Vice President and Secretary

                             RENAL CARE GROUP TEXAS, L.P.,
                             a Delaware limited partnership

                             By: RCG PA Merger Corp.,
                                 its sole General Partner

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                             RENAL CARE GROUP WESTLAKE, LLC,
                             a Delaware limited liability company

                             By: RCG University Division, Inc.,
                                 its sole member

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                RENAL CARE GROUP, INC.-MAY 2005

                             NATIONAL NEPHROLOGY ASSOCIATES, L.P.,
                             a Texas limited partnership

                             By: National Nephrology Associates
                                 Management of Texas, Inc.
                                 its sole General Partner

                             By: /s/ Douglas B. Chappell
                                 --------------------------------------
                             Name: Douglas B. Chappell
                             Title: Vice President and Secretary

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

              ANNEX I TO INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

A.    Commitments:

                        Amount of Incremental Term
   Name of Lender            Loan Commitment
---------------------   --------------------------
Bank of America, N.A.        $100,000,000.00

                             ---------------
          Total:             $100,000,000.00

B.    Applicable Rate.

            The Applicable Rate for the Incremental Term Loan, for any fiscal quarter, shall be the applicable rate per annum set forth in the table below opposite the Consolidated Leverage Ratio determined as of the last day of the immediately preceding fiscal quarter.

                                                      APPLICABLE MARGIN
PRICING       CONSOLIDATED       APPLICABLE MARGIN      FOR ALTERNATE
LEVELS       LEVERAGE RATIO       FOR LIBOR LOANS     BASE RATE LOANS
-------    ------------------    -----------------    -----------------
I          Less than or
           equal to 0.5               0.50%                  0%

II         Less than or equal
           to 1.0 but greater         0.625%                 0%
           than 0.5

III        Less than or equal
           to 1.5 but greater
           than 1.0                   0.75%                  0%

IV         Greater than 1.5           1.25%                0.25%

            Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) of the Credit Agreement; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level IV shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a) of the Credit Agreement, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. Notwithstanding the foregoing the Applicable Rate in effect from the date of this Incremental Term Loan Commitment Agreement through the first Business Day immediately following the date a Compliance

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005

      Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending June 30, 2005 shall be based on Pricing Level IV.

C.    Scheduled Principal Payments

            The Incremental Term Loan will be subject to quarterly amortization of principal in amounts as set forth below:

      Amount
------------------
June 30, 2005            $0.00
September 30, 2005       $0.00
December 31, 2005        $0.00
March 31, 2006           $0.00
June 30, 2006            $3,750,000
September 30, 2006       $3,750,000
December 31, 2006        $3,750,000
March 31, 2007           $3,750,000
June 30, 2007            $6,250,000
September 30, 2007       $6,250,000
December 31, 2007        $6,250,000
March 31, 2008           $6,250,000
June 30, 2008            $15,000,000
September 30, 2008       $15,000,000
December 31,2008         $15,000,000
February 10, 2009        $15,000,000

           Total         $100,000,000

                                      INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                                                 RENAL CARE GROUP, INC.-MAY 2005